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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 1,2006

                          DUSA PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)

            NEW JERSEY              0-19777           22-3103129
         (State or other       (Commission File      (IRS Employer
         jurisdiction of            Number)         Identification
          incorporation)                                Number)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 - OTHER EVENTS.

DUSA Pharmaceuticals, Inc. (the "Company") issued a press release on February 1, 2006, attached to and made a part of this report as Exhibit 99, reporting the results from its multi-center Phase II clinical study of photodynamic therapy
(PDT) using DUSA's Levulan(R) (aminolevulinic acid HCl, ALA) Kerastick(R) in combination with the Company's BLU-U(R) (Blue Light Photodynamic Therapy Illuminator), versus BLU-U with vehicle, for the treatment of moderate to severe acne vulgaris of the face.

Except for historical information, this report, including the attached news release, contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the Company's beliefs regarding the statistical significance of certain results, the usefulness for design of future trials, and confirmation of use of the BLU-U. Furthermore, the factors that may cause differing results include the uncertainties of conducting new clinical trials, the regulatory approval process, the marketplace acceptance of the Company's products, sufficient funding to conduct new trials, product development risks, maintenance of the Company's patent portfolio, reliance on third party manufacturers, and other risks identified in DUSA's SEC filings from time to time.

ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS.

Item No.    Description

99          Press Release, dated February 1, 2006


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DUSA PHARMACEUTICALS, INC.

Dated: February 1, 2006                   By: /s/ D. Geoffrey Shulman
                                              ---------------------------------
                                              D. Geoffrey Shulman, MD, FRCPC
                                              Chairman of the Board and Chief
                                              Executive Officer


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                                  EXHIBIT INDEX

Item No.    Description

99          Press Release, dated February 1, 2006